Exhibit 32(a)
18 U.S.C. Section 1350 Certification

I hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-Q of Cecil Bancorp, Inc. (“Bancorp”) for the quarterly period ended June 30, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Bancorp.

Date:	August 8, 2013
By:	/s/ Mary B. Halsey
Mary B. Halsey
Vice Chairman and Chief Operating Officer
(Principal Executive Officer)

Exhibit 32(b)
18 U.S.C. Section 1350 Certification

I hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-Q of Cecil Bancorp, Inc. (“Bancorp”) for the quarterly period ended June 30, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Bancorp.

Date:	August 8, 2013
By:	/s/ Robert Lee Whitehead
Robert Lee Whitehead
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)